SunCoke Energy, Inc. Q4 & FY 2020 Earnings and 2021 Guidance Conference Call Exhibit 99.2

This slide presentation should be reviewed in conjunction with the Fourth Quarter and Full-Year 2020 earnings release of SunCoke Energy, Inc. (SunCoke) and conference call held on February 4, 2021 at 10:30 a.m. ET. This presentation call contains “forward-looking statements” (as defined in Section 27A of the Securities Act of 1933, as amended and Section 21E of the Securities Exchange Act of 1934, as amended). Such forward-looking statements include statements that are not strictly historical facts, and include, among other things, statements regarding: our expectations of financial results, condition and outlook; anticipated effects of the COVID-19 pandemic and responses thereto, including the pandemic’s impact on general economic and market conditions, as well as on our business, our customers, our results of operations and financial condition; anticipated actions to be taken by management to sustain SunCoke during the economic uncertainty caused by the pandemic and related business actions; and anticipated actions by governments to contain the spread of COVID-19 or mitigate the severity thereof. Forward-looking statements often may be identified by the use of such words as "believe," "expect," "plan," "project," "intend," "anticipate," "estimate," "predict," "potential," "continue," "may," "will," "should," or the negative of these terms, or similar expressions. Forward-looking statements are inherently uncertain and involve significant known and unknown risks and uncertainties (many of which are beyond the control of SunCoke) that could cause actual results to differ materially. Such risks and uncertainties include, but are not limited to domestic and international economic, political, business, operational, competitive, regulatory and/or market factors affecting SunCoke, as well as uncertainties related to: pending or future litigation, legislation or regulatory actions; liability for remedial actions or assessments under existing or future environmental regulations; gains and losses related to acquisition, disposition or impairment of assets; recapitalizations; access to, and costs of, capital; the effects of changes in accounting rules applicable to SunCoke; and changes in tax, environmental and other laws and regulations applicable to SunCoke's businesses. Currently, such risks and uncertainties also include: SunCoke’s ability to manage its business during and after the COVID-19 pandemic; the impact of the COVID-19 pandemic on SunCoke’s results of operations, revenues, earnings and cash flows; SunCoke’s ability to reduce costs and capital spending in response to the COVID-19 pandemic; SunCoke’s balance sheet and liquidity throughout and following the COVID-19 pandemic; SunCoke’s prospects for financial performance and achievement of strategic objectives following the COVID-19 pandemic; capital allocation strategy following the COVID-19 pandemic; and the general impact on our industry and on the U.S. and global economy resulting from COVID-19, including actions by domestic and foreign governments and others to contain the spread, or mitigate the severity, thereof. Forward-looking statements are not guarantees of future performance, but are based upon the current knowledge, beliefs and expectations of SunCoke management, and upon assumptions by SunCoke concerning future conditions, any or all of which ultimately may prove to be inaccurate. The reader should not place undue reliance on these forward-looking statements, which speak only as of the date of the earnings release. SunCoke does not intend, and expressly disclaims any obligation, to update or alter its forward-looking statements (or associated cautionary language), whether as a result of new information, future events or otherwise after the date of the earnings release except as required by applicable law. In accordance with the safe harbor provisions of the Private Securities Litigation Reform Act of 1995, SunCoke has included in its filings with the Securities and Exchange Commission cautionary language identifying important factors (but not necessarily all the important factors) that could cause actual results to differ materially from those expressed in any forward-looking statement made by SunCoke. For information concerning these factors and other important information regarding the matters discussed in this presentation, see SunCoke's Securities and Exchange Commission filings such as its annual and quarterly reports and current reports on Form 8-K, copies of which are available free of charge on SunCoke's website at www.suncoke.com. All forward-looking statements included in this presentation are expressly qualified in their entirety by such cautionary statements. Unpredictable or unknown factors not discussed in this presentation also could have material adverse effects on forward- looking statements. Forward-Looking Statements

2020 Year In Review

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Delivered FY 2020 results above expectations while continuing to navigate the COVID-19 pandemic; renewed expiring contracts; reduced debt

FY 2020 Objective		2020 Achievements	Commentary
Deliver FY 2020 Consolidated Adj. EBITDA[(1)] of \$190M – \$200M **Generate \$36M – \$56M Free Cash Flow [(2)]**	✓	• Delivered FY 2020 consolidated **Adj. EBITDA** of **\$205.9M** • Generated ~**\$84M** of **Free Cash Flow**	• Exceeded the revised guidance due to excellent domestic coke performance and disciplined cost control across the company • Initiated and implemented cost savings initiative across the company resulting in annualized full year savings of \$10M
Support Customer Base and Successful Relief Negotiation	✓	• Successfully completed near-term coke supply relief agreements • New 2 year coal handling agreement with Javelin at CMT	• Helped customers navigate through challenges by providing volume relief in exchange for extending existing contracts • New agreement with Javelin provides stability while SunCoke actively works to add new business at CMT
Pursue Balanced Capital Allocation	✓	• Reduced gross debt by \$110M; gross leverage ratio at 3.35x • Paid \$0.24/share dividend in 2020 • Repurchased ~1.6 million shares	• Continue to target gross leverage ratio of 3.0x or lower and will adjust debt levels accordingly • Anticipate continuation of quarterly dividend

(1) See appendix for a definition and reconciliation of Adjusted EBITDA
(2) See appendix for a definition and reconciliation of Free Cash Flow

SunCoke Energy®

Q4 & FY 2020 Financial Performance See appendix for a definition and reconciliation of Adjusted EBITDA Coke Adjusted EBITDA includes Domestic Coke and Brazil Coke ($/share) ($ in millions) Diluted EPS Adj. EBITDA(1) Q4 and FY 2020 Earnings Review Q4 ‘20 EPS of ($0.06) per share, down $0.04 per share from the prior year quarter FY’20 EPS of $0.04, up $2.02 per share from the prior year period FY ’19 EPS included impact of long-lived asset and Logistics goodwill impairment related non-cash charges of ($2.27) per share Excluding the non-cash charges, FY’20 EPS was down by $0.25 per share, driven by lower volumes at both Domestic Coke and Logistics segments Q4 ’20 Consolidated Adj. EBITDA(1) of $37.0M Coke operations down $9.1M driven by lower volumes FY ’20 Consolidated Adj. EBITDA(1) of $205.9M, down $42.0M compared to FY’19 Coke operations down $12.2M due to lower volumes partially offset by lower operating costs Logistics segment down $25.3M driven by coal customer bankruptcy Corporate and other costs higher by $4.5M due to higher non-cash black lung liability expense driven by lower discount rates and foundry related R&D costs partially offset by lower employee related expenses

Adjusted EBITDA(1) – Q4 ‘19 to Q4 ‘20 See appendix for a definition and reconciliation of Adjusted EBITDA (1) ($ in millions) (1) Q4 ‘20 performance driven by lower volumes offset partially by lower operating costs Mainly due to higher non-cash legacy liability expense

Adjusted EBITDA(1) – FY ‘19 to FY ‘20 See appendix for a definition and reconciliation of Adjusted EBITDA (1) Lower volumes due to customer relief partially offset by disciplined cost control Impact of coal customer bankruptcy at CMT Lower volumes at other logistics terminals ($ in millions) (1) FY ‘20 performance driven by lower volumes from customer turndown agreement and impact of coal customer bankruptcy partially offset by lower operating costs Higher legacy liability expense (non-cash) and foundry related R&D costs partially offset by lower employee related expenses

Revolver Availability: $300M 12/31/2019 12/31/2020 Total Debt $801M $691M Gross Leverage 3.23x 3.35x Average bond repurchase price of $0.892 per $1.00 face value Repurchased approximately 1.6 million shares at an average price of $4.29/share FY 2020 Capital Deployment Strong cash flow generation deployed strategically towards operational capital needs, deleveraging and dividends to shareholders ($ in millions) $55.9M SXCP notes repurchased ($62.7M face value) (1) $10.9M foundry related (2)

2021 GUIDANCE

Market Outlook Recent recovery in steel to continue in 2021; Long-term coke demand outlook looks constructive; Export thermal coal market showing signs of strength; CMT exploring other bulk commodity products Domestic steel markets struggled early to mid-year in 2020 due to COVID-19 but rallied strongly in the second half Demand and capacity utilization fell dramatically during the initial onset of the pandemic; however, it has largely recovered Potential opportunity to produce pig iron in domestic blast furnaces for consumption in EAFs Anticipating continued recovery in steel through 2021 Steel Coal/CMT Coal export market showing signs of recovery; API2 forward curve indicating potential increase in export volumes Continue efforts to reposition CMT Javelin 2 year contract provides the base for operations at CMT Exploring other bulk commodities, specifically iron ore Long-term alternatives: Reposition CMT to be a more diversified terminal

Projected 2021 Adjusted EBITDA Guidance $215 - $230 $2 - $7 $0 – $1 $3 - $8 $4 - $8 See appendix for a definition and reconciliation of Adjusted EBITDA (1) ($ in millions) Expect 2021 consolidated Adjusted EBITDA of $215M - $230M mainly driven by domestic coke plants running at full capacity, potential upside at CMT and lower corporate costs Running domestic coke fleet at full capacity Uncontracted capacity sold in export and foundry markets Lower coal cost recovery Operating and maintenance spending returning to normal level Higher volumes at CMT and domestic terminals Lower legacy liability non-cash expense, lower employee related expense and absence of foundry related R&D expense

2021 Domestic Coke Business Outlook Domestic Coke Adj. EBITDA expected to be $219M - $224M; Expect to run at full capacity Domestic Coke Performance $219M - $224M 3,840Kt Kt $M $217M ~Kt Anticipate a $2M to $7M increase in Domestic Coke Adj. EBITDA in 2021 mainly due to: Running fleet at full capacity Uncontracted capacity sold in export or foundry market Lower coal cost recovery at Jewell and lower coal-to-coke yield due to reduction in coal pricing Deferred/postponed maintenance and capital spending in 2020; return to normal spending levels in 2021 FY 2021 estimated Domestic Coke Production includes coke produced for export and foundry sales See appendix for a definition and reconciliation of Adjusted EBITDA (2) 1

2021 Logistics Business Outlook

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Logistics Adjusted EBITDA guidance of $20M - $25M; 2021 Logistics guidance includes potential to handle additional volumes and new products

Logistics Performance



(Tons Handled, Kt)
$42.6M
$17.3M
$20M - $25M
21,053
14,678
17,000 – 18,500
14,114
6,939
9,571
5,107
~10,500
6,500 – 8,000
FY 2019
FY 2020
FY 2021E
Total Logistics Adj. EBITDA ($M)
Logistics (ex. CMT)
CMT

2021 Plan based on the new coal handling agreement with Javelin at CMT and potential upside in other products volumes

- Anticipate CMT to handle 4.0Mt -5.0Mt coal for export and 2.5Mt -3.0Mt other products (e.g., aggregates, petcoke, iron ore, etc.)

2 year take-or-pay coal handling agreement with Javelin

- 4.0Mt in 2021 and 3.0 Mt in 2022
- Potential to ship more than take-or-pay in favorable market conditions

Continued active pursuit of new business opportunities at CMT

SunCoke Energy

2021 Guidance Summary Expected 2021 Adjusted EBITDA of $215M - $230M; 2021 Free Cash Flow of $80M - $100M See appendix for a definition and reconciliation of Adjusted EBITDA Domestic coke production for 2021 estimate includes production for foundry and export sales Domestic Coke Adj. EBITDA/ton calculated as Domestic Coke EBITDA/Domestic Coke Sales Capital expenditure guidance excludes the impact of capitalized interest See appendix for a definition and reconciliation of Free Cash Flow (FCF) See appendix for definition and reconciliation of Adjusted EBITDA See appendix for definition and reconciliation of Free Cash Flow (FCF)

Provide stability in coke business by addressing uncontracted coke tons in the near future Continue to work towards revitalizing CMT with new product and customer mix Position Coke Business and CMT for Long-Term Success 2021 Key Initiatives $215M - $230M Adjusted EBITDA Achieve 2021 Financial Objectives Deliver Operational Excellence and Optimize Asset Base Continued strong operational and safety performance while optimizing asset utilization Successfully execute on capital plan Further develop foundry customer book and participate in coke export market enabling coke operations to run at full capacity Support Full Capacity Utilization via Export and Foundry Sales Continue to execute against our well-established capital allocation priorities of deleveraging and returning capital to shareholders Further Stabilize and Strengthen SunCoke Capital Structure

APPENDIX

Domestic Coke Performance Domestic Coke Business Summary /ton /ton /ton /ton /ton Sales Tons (Coke Production, Kt) See appendix for a definition and reconciliation of Adjusted EBITDA and Adjusted EBITDA per ton 977K 1,080K Achieved FY ’20 Domestic Coke Adjusted EBITDA above the revised guidance range mainly driven by strong cost control 1,064K (1) 868K /ton /ton $53-$55/ton 880K 4,171K 3,789K ~4100K

$8.5M $3.3M $3.0M Logistics Business Summary (Tons Handled, Kt) $1.7M $5.2M CMT Adj.(1) EBITDA $1.3M See appendix for a definition and reconciliation of Adjusted EBITDA. FY ’20 Logistics Adjusted EBITDA at the lower end of the guidance range driven by lower volumes mostly offset by operating cost discipline $5.2M Logistics Performance $1.2M M $20M - $25M 6,500 – 8,000 M 17,000 – 18,500 (1)

Adjusted EBITDA represents earnings before interest, loss (gain) on extinguishment of debt, taxes, depreciation and amortization (“EBITDA”), adjusted for impairments, loss on extinguishment of debt, restructuring costs, changes to our contingent consideration liability related to our acquisition of CMT, and/or transaction costs incurred as part of the Simplification Transaction. EBITDA and Adjusted EBITDA do not represent and should not be considered alternatives to net income or operating income under GAAP and may not be comparable to other similarly titled measures in other businesses. Management believes Adjusted EBITDA is an important measure in assessing operating performance. Adjusted EBITDA provides useful information to investors because it highlights trends in our business that may not otherwise be apparent when relying solely on GAAP measures and because it eliminates items that have less bearing on our operating performance. EBITDA and Adjusted EBITDA are not measures calculated in accordance with GAAP, and they should not be considered a substitute for net income or any other measure of financial performance presented in accordance with GAAP. EBITDA represents earnings before interest, taxes, depreciation and amortization. Adjusted EBITDA attributable to SXC represents Adjusted EBITDA less Adjusted EBITDA attributable to non-controlling interests. Adjusted EBITDA/Ton represents Adjusted EBITDA divided by tons sold/handled. Free Cash Flow (FCF) represents operating cash flow adjusted for capital expenditures. Management believes FCF is an important measure of liquidity. FCF is not a measure calculated in accordance with GAAP, and it should not be considered a substitute for operating cash flow or any other measure of financial performance presented in accordance with GAAP. Definitions

Coke Facility Capacity and Contract Duration/Volume Capacity represents blast furnace equivalent production capacity Represents production capacity for blast-furnace sized coke, however, customer takes all on a “run of oven” basis, which represents >600k tons per year.

Balance Sheet & Debt Metrics

2021 Guidance Reconciliation Reflects non-controlling interest in Indiana Harbor Free Cash Flow Reconciliation

SXC FCF/Share Reconciliation

Reconciliation to Adjusted EBITDA and Adjusted EBITDA attributable to SXC In connection with the CMT acquisition, the Company entered into a contingent consideration arrangement that required the Company to make future payments to the seller based on future volume over a specified threshold, price and contract renewals. Contingent consideration adjustments were primarily the result of modifications to the volume forecast. Customer events during the third quarter of 2019 drove a decrease in our forecast such that the contingent consideration liability was reduced to zero. Costs expensed by the Partnership associated with the Simplification Transaction. Charges related to a company-wide restructuring and cost-reduction initiative Reflects non-controlling interests in Indiana Harbor and the portion of the Partnership owned by public unitholders prior to the closing of the Simplification Transaction

Adjusted EBITDA and Adjusted EBITDA per ton (1) Corporate and Other includes the results of our legacy coal mining business.